                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): January 31, 2000



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                   333-59731
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                            (commission file number)


                                  33-0862379
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                    (I..R.S. employer identification number)


                            10089 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA  92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)

Item 5.  Other Events

         (a)   Monthly Report


The following are filed herewith.  The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

      Exhibit No.      Description
      ----------       -----------
      * 4.             Pooling and Servicing Agreement, dated as of November
                       1, 1999, between Greenpoint Credit, LLC, as Contract
                       Seller and Servicer and The First National Bank of
                       Chicago as Trustee.

      99.              Monthly Investor Servicing Report.

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 * Filed previously with the commission on November 30 1999 as an exhibit to a report on Form 8-K.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         GREENPOINT CREDIT

                         BY:   /s/     Charles O. Ryan
                              ------------------------------
                              Name:   Charles O. Ryan
                              Title:  Vice President

                              Dated:  March 27, 2000
                                      San Diego, California